UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________________________________

FORM 8-K
_________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2021
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
_________________________________________________________

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 731-2265
________________________________________________________
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	ONB	The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events

As previously announced, First Midwest Bancorp, Inc. (“First Midwest”) and Old National Bancorp (“Old National”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which First Midwest and Old National will merge (the “Merger”). Following the Merger, First Midwest Bank, a wholly-owned subsidiary of First Midwest, and Old National Bank, a wholly-owned subsidiary of Old National, will merge. The transaction is described in more detail in Old National’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2021 and June 2, 2021.

In connection with the proposed transaction, Old National filed a preliminary registration statement on Form S-4 with the SEC on June 30, 2021. The registration statement includes a joint proxy statement/prospectus of First Midwest and Old National, which was declared effective by the SEC on July 27, 2021 (the “joint proxy statement/prospectus”).

Following the filing of the registration statement on Form S-4 referenced above, two lawsuits and three demand letters relating to the disclosures contained in the joint proxy statement/prospectus have been filed or delivered by alleged stockholders of First Midwest. The first lawsuit, captioned Benjamin Mogni v. First Midwest Bancorp, Inc., et al., was filed in the U.S. District Court for the Southern District of New York on July 28, 2021. The second lawsuit, captioned Edwin Chalus v. First Midwest Bancorp, Inc., et al., was filed in the U.S. District Court for the Eastern District of New York on August 4, 2021. The lawsuits and demand letters request, among other things, that supplemental disclosures of certain information be made in connection with the joint proxy statement/prospectus prior to the stockholder vote on the Merger. We refer to the foregoing lawsuits and demand letters collectively as the “Merger Actions.”

Supplemental Disclosures to Joint Proxy Statement/Prospectus

The following information supplements the joint proxy statement/prospectus and should be read in connection with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the joint proxy statement/prospectus, the information contained herein supersedes the information contained in the joint proxy statement/prospectus. All page references in the information below are to pages in the joint proxy statement/prospectus, and terms used below have the meanings set forth in the joint proxy statement/prospectus, unless otherwise defined below.

The Merger—Opinion of First Midwest’s Financial Advisor

The disclosure under the heading “The Merger—Opinion of First Midwest’s Financial Advisor” is hereby amended by inserting the following immediately after the second full paragraph on page 83 of the joint proxy statement/prospectus:
The following table sets forth the P/FY 2022E EPS multiples, P/TBV multiples and 2022E ROATCEs for First Midwest, Old National and each Selected Company:

	2022E P/E	P/TBV	2022E ROATCE
Pinnacle Financial Partners, Inc.	16.0x	2.40x	12.7%
Atlantic Union Bankshares Corporation	15.2x	2.09x	12.3%
Wintrust Financial Corporation	14.9x	1.45x	9.0%
Banner Corporation	14.6x	1.66x	10.8%
United Community Banks, Inc.	14.4x	1.93x	12.4%
First Financial Bancorp	14.4x	1.97x	12.9%
F.N.B. Corporation	12.7x	1.67x	12.1%
Hancock Whitney Corporation	11.6x	1.73x	13.3%

Heartland Financial U.S.A, Inc.	11.3x	1.58x	12.2%
Umpqua Holdings Corporation	11.0x	1.58x	13.2%
Western Alliance Bancorporation	11.0x	3.37x	22.9%
First Midwest	14.7x	1.60x	10.8%
Old National	13.6x	1.66x	11.6%

The disclosure under the heading “The Merger—Opinion of First Midwest’s Financial Advisor” is hereby amended by inserting the following bolded language at the end of the second bullet point under the first full paragraph on page 84 of the joint proxy statement/prospectus:

a terminal value based on 2026 estimated net income (which was based on the First Midwest forecast) and a multiple range of 12.5x to 14.5x, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its experience and judgment;

The disclosure under the heading “The Merger—Opinion of First Midwest’s Financial Advisor” is hereby amended by inserting the following bolded language at the end of the second bullet point under the first full paragraph on page 85 of the joint proxy statement/prospectus:

a terminal value based on 2026 estimated net income (which was based on the Old National forecast) and a multiple range of 12.5x to 14.5x, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its experience and judgment;

The disclosure under the heading “The Merger—Opinion of First Midwest’s Financial Advisor” is hereby amended by inserting the following bolded language at the end of the last parenthetical in the first paragraph under the heading “Value Creation Analysis” on page 85 of the joint proxy statement/prospectus:

J.P. Morgan determined the pro forma combined company equity value by calculating the sum of (i) the equity value of Old National using the midpoint value determined in J.P. Morgan’s dividend discount analysis described above in “—Old National Dividend Discount Analysis,” (ii) the equity value of First Midwest derived using the midpoint value determined in J.P. Morgan’s dividend discount analysis described above in “—First Midwest Dividend Discount Analysis” (the “Standalone Value”) and (iii) the estimated present value of expected synergies, net of restructuring charges (using synergy and restructuring charges amounts reviewed and approved by First Midwest management, the midpoint of a discount rate range of 9.50-11.50% and the midpoint of an exit multiple range of 12.5x-14.5x, which range was selected by J.P. Morgan based on factors J.P. Morgan considered appropriate based on its experience and judgment).

First Midwest and Old National believe that the claims asserted in the Merger Actions are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to minimize the costs and risks inherent in defending the Merger Actions, First Midwest and Old National have agreed to supplement the joint proxy statement/prospectus as described in this Current Report on Form 8-K. First Midwest, Old National and the other named defendants in the Merger Actions deny that they have violated any laws or breached any duties to First Midwest’s or Old National’s shareholders. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, First Midwest and Old National specifically deny all allegations in the Merger Actions that any additional disclosure was or is required.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section

21E of the Securities Exchange Act of 1934, as amended, with respect to Old National’s future plans, objectives, performance, revenues, growth, profits, operating expenses or Old National’s underlying assumptions; First Midwest’s and Old National’s beliefs, goals, intentions, and expectations regarding the proposed transaction, revenues, earnings, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of expected losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” “will,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward‐looking statements speak only as of the date they are made; Old National does not assume any duty, and does not undertake, to update such forward‐looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Old National. Such statements are based upon the current beliefs and expectations of the management of Old National and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Midwest and Old National; the outcome of any legal proceedings that may be instituted against First Midwest or Old National; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of First Midwest and Old National to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Midwest and Old National do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate First Midwest’s operations and those of Old National; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; First Midwest’s and Old National’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Old National’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of First Midwest and Old National to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of First Midwest and Old National; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on First Midwest, Old National and the proposed transaction; and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of First Midwest’s and Old National’s Annual Report on Form 10‐K for the year ended December 31, 2020, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of First Midwest’s and Old National’s Quarterly Report on Form 10‐Q for the quarter ended June 30, 2021, and in other reports First Midwest and Old National file with the SEC.

Additional Information and Where to Find It

In connection with the proposed transaction, Old National filed a registration statement on Form S-4 with the SEC on June 30, 2021. The registration statement includes a joint proxy statement/prospectus of First Midwest and Old National, which was declared effective by the SEC on July 27, 2021. A copy of the definitive joint proxy statement/prospectus has been sent to First Midwest’s and Old National’s shareholders seeking certain approvals related to the proposed transaction.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF FIRST MIDWEST AND OLD NATIONAL AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST MIDWEST, OLD NATIONAL AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about First Midwest and Old National, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by First Midwest will be made available free of charge in the “Investor Relations” section of First Midwest’s website, https://firstmidwest.com/, under the heading “SEC Filings.” Copies of documents filed with the SEC by Old National will be made available free of charge in the “Investor Relations” section of Old National’s website, https://www.oldnational.com/, under the heading “Financial Information.”

Participants in Solicitation

First Midwest, Old National, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding First Midwest’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 13, 2021, and certain other documents filed by First Midwest with the SEC. Information regarding Old National’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 8, 2021, and certain other documents filed by Old National with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

First Midwest, Old National, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding First Midwest’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 13, 2021, and certain other documents filed by First Midwest with the SEC. Information regarding Old National’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 8, 2021, and certain other documents filed by Old National with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2021

OLD NATIONAL BANCORP

By: /s/ Jeffrey L. Knight
Jeffrey L. Knight
Executive Vice President
Chief Legal Counsel and Corporate Secretary

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